                  SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This second Amendment to Loan and Security Agreement (the
"Amendment") dated as of May 30, 1997 by and between SUMMIT BANK (f/k/a UNITED JERSEY BANK), a state banking association organized and existing under the laws of the State of New Jersey (the "Lender") with an office at 210
Main Street, Hackensack, New Jersey 07602 and SEL-LEB MARKETING, INC., a New York corporation ("Borrower") having a principal place of business located at 1435 51st Street, North Bergen, New Jersey 07047.

     WHEREAS, on November 6, 1995, the Lender provided a certain credit facility (the "Loan") to Borrower pursuant to the terms and conditions of a certain Loan and Security Agreement dated as of November 6, 1995 (the "Original Loan Agreement") as amended by that certain First Amendment to Loan and Security Agreement dated as of May 31, 1996 (the "First
Amendment") (the Original Loan Agreement as amended by the First Amendment shall hereinafter be referred to as the "Loan Agreement") as evidenced by a certain Line of Credit Note dated November 6, 1995 in the principal amount of Two Million ($2,000,000.00) Dollars (the "Original Line of Credit Note"), as modified by that certain First Modification of Line of Credit Note dated as of May 31, 1996 (the "First Line of Credit Note Modification") (the Original Line of Credit Note as modified by the First Line of Credit Note Modification shall hereinafter be referred to as the "Line of Credit Note");

     WHEREAS, the Borrower has requested that the Lender extend the Line of Credit Loan Termination Date; and

     WHEREAS, the Lender is willing to extend the Line of Credit Loan Termination Date subject to the terms and conditions set forth within this Amendment.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants contained herein, the parties hereto agree as follows:

     1. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them pursuant to the Loan Agreement and the Line of Credit Note. Notwithstanding anything to the contrary contained in either the Loan Agreement or the Line of Credit Note, the terms of this Amendment shall control.

     2. Section 1.1(y) of the Loan Agreement is hereby stricken and replaced with the following:

         "(y) "Line of Credit Loan Termination Date" shall mean July 31,
         1997."

     3. The reference to the "Line of Credit Note" in Section 1.1(aa) of the Loan Agreement shall be deemed to refer to the Line of Credit Note as modified by that certain Second Modification of Line of Credit Note attached hereto as Exhibit A and by this reference made a part hereof as if fully set forth herein.

     4. The reference to "Loan Documents" in Section 1.1(bb) of the Loan Agreement shall be deemed to include the Amendment and the Second
Modification of Line of Credit Note.

     5. The Borrower acknowledges and agrees that: (a) as of May 29, 1997 the unpaid principal balance of the Line of Credit Note is Eight Hundred Twenty Five Thousand ($825,000.00) Dollars; (b) the obligation of the Borrower to repay the Line of Credit Note is absolute and unconditional and is not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim or determination, and
(c) the Line of Credit Note is and shall be governed by the terms and provisions of the Loan Agreement, and as set forth in this Amendment.

     6. The Lender and the Borrower hereby agree and consent to the terms and provisions of this Amendment and the transactions contemplated hereby.

     7. The Borrower shall pay all of the Lender's reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, reasonable legal fees and disbursements of Lender's counsel.

     8. Except as expressly otherwise provided herein, the terms of the Loan Agreement shall remain in full force and effect and are incorporated herein by reference. In the event of a conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control.

     9. The Borrower acknowledges that the Lender has no obligation to make any further amendments to the Loan Agreement or any other agreement executed in connection therewith, including but not limited to this Amendment and the Line of Credit Note.

     10. This Amendment shall be construed in accordance with, and shall be governed by, the laws of the State of New Jersey. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Loan and Security Agreement to be executed by their proper and duly authorized officers as of the date first set forth above.

                                       SUMMIT BANK

                                       By: /s/ Richard Mady, V.P.
                                           ------------------------------------
                                           RICHARD MADY, Vice President

ATTEST:                                SEL-LEB MARKETING, INC.

/s/ Jorge Lazaro                       By: /s/ Jan Mirsky
-----------------------------              ------------------------------------
JORGE LAZARO, Secretary                    JAN MIRSKY, Executive Vice President
                                                       of Finance

                                   EXHIBIT A

                 SECOND MODIFICATION OF LINE OF CREDIT NOTE

________ This Second Modification of Line of Credit Note ("Modification") dated as of May 30, 1997 by and between SUMMIT BANK (f/k/a UNITED JERSEY
BANK), a state banking association (the "Lender") with an office at 210 Main Street, Hackensack, New Jersey 08602 and SEL-LEB MARKETING, INC., a New York corporation ("Borrower") having a principal place of business located at 1435 51st Street, North Bergen, New Jersey 07047.

     WHEREAS, on November 6, 1995, the Lender provided a certain credit facility (the "Loan") to Borrower pursuant to the terms and conditions of a certain Loan and Security Agreement dated as of November 6, 1995 (the "Original Loan Agreement") as amended by that certain First Amendment to Loan and Security Agreement dated as of May 31, 1996 (the "First Amendment") (the Original Loan Agreement as amended by the First Amendment shall hereinafter be referred to as the "Loan Agreement") as evidenced by a certain Line of Credit Note dated November 6, 1995 in the principal amount of Two Million ($2,000,000.00) Dollars (the "Original Line of Credit Note"), as modified by that certain First Modification of Line of Credit Note dated as of May 31, 1996 (the "First Line of Credit Note Modification") (the Original Line of Credit Note as modified by the First Line of Credit Note Modification shall hereinafter be referred to as the "Line of Credit Note");

     WHEREAS, pursuant to the terms and conditions of the Loan Agreement and the Line of Credit Note, the entire balance of all principal and interest under the Loan becomes due and payable on May 31, 1997;

     WHEREAS, the Borrower has requested that the Lender extend the maturity date of the Loan; and

     WHEREAS, in accordance with the terms of the Loan Agreement, the Borrower and Lender have agreed to modify and change certain terms, conditions and provisions of the Line of Credit Note.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants contained herein, the parties hereto agree as follows:

     1. Subsection 3(b) of the Line of Credit Note shall be stricken and replaced with the following:

          "(b) Payor shall make a final payment of the entire unpaid principal balance and all accrued interest under this Line of Credit Note and all other costs, expenses and charges of any nature whatsoever due or assessable hereunder on July 31, 1997."

     2. The Line of Credit Note, and all the terms, provisions and conditions therein, is hereby ratified and restated in its entirety and shall remain in full force and effect, except as modified by this Modification, and in the event of any inconsistency between the Line of Credit Note and the Line of Credit Note as modified by this Modification, then the Line of Credit Note as modified by this modification shall govern.

     3. From and as of the date hereof, the Line of Credit Note shall be deemed to refer to the Line of Credit Note, as modified by this Modification.

     4. This Modification shall be construed in accordance with, and shall be governed by, the laws of the State of New Jersey.

     5. This Modification shall be binding upon Lender and Borrower and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Modification of Line of Credit Note as of the day and year first above written.

                                       SUMMIT BANK


                                       BY: /s/ R. Mady
                                           -----------------------------
                                           RICHARD MADY, Vice President


ATTEST                                 SEL-LEB MARKETING, INC.


/s/ Jorge Lazaro                       BY: /s/ J.S. Mirsky
--------------------------                 -----------------------------
JORGE LAZARO, Secretary                    JAN MIRSKY, Executive Vice
                                              President of Finance

















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